SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 27, 2006 (September 19, 2006)
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Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
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(Exact name of registrant as specified in its charter)

Delaware
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(State or other jurisdiction of incorporation)
333-131875 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Reports

On September 19, 2006, in lieu of filing a Form 8-K, the Company reported at Item 5 of its Forms 10-QSB/A for the first and second quarterly periods of 2006 on matters relating to Non-Reliance on Previously Issued Financial Statements or Related Audit Reports. The disclosure in each of the two Forms read as follows:

"At the beginning of June 2006 it became apparent, pursuant to initial audit work on our 2005 financial statements by our independent accountants KPMG Somekh Chaikin and their informing our previous independent accountants Lane Gorman Trubitt, L.L.P. who advised us accordingly, that we could not rely on our audited financial statements for the year ended December 31, 2004 and for the period from inception to that date or on our previously issued unaudited financial statements for the year ended December 31, 2005 and for the period ended March 31, 2006. We were informed that issues arose with respect to accounting for and disclosure of expenses related to stock warrants issued to employees and non-employees and compensation costs with respect to equity awards provided with new debt issuances and/or debt modifications. These issues were discussed by our chief executive officer, chief financial officer and chairman of our audit committee with our current and prior independent accountants. Following these discussions and a review of the issues raised by our management in consultation with our audit committee, our financial statements for the years ended December 31, 2005 (previously unaudited) and 2004 and for the period from inception (April 6, 2000) until December 31, 2004, and our unaudited statement for the period ended March 31, 2006, have been restated because we determined that we had not correctly recorded at fair value equity instruments issued to employees and non-employees for services rendered and in consideration for debt issuances and modifications for the period from inception until December 31, 2005 or for the period from January 1 through March 31, 2006. The net effect of the restatement increases: (i) total assets as of December 31, 2005 and 2004, respectively, by $20,966 (0.23%) and $10,589 (0.55%); (ii) net loss for the period from inception (April 6, 2000) until December 31, 2005 and 2004, respectively, by $425,271 (9.65%) and $175,835 (5.77%); (iii) additional paid-in-capital as of December 31, 2005 and 2004, respectively, by $446,237 (3.87%) and $186,424 (5.04%); and (iv) total stockholders' equity as of December 31, 2005 and 2004, respectively, by $20,966 (0.29%) and $10,589 (0.15%). For the period ended March 31, 2006, the net effect of the restatement increases: (i) total assets as of March 31, 2006 by $12,526 (0.14%); (ii) net loss for the period from inception (April 6, 2000) until March 31, 2006 by $480,387 (9.93%); (iii) additional paid-in-capital as of March 31, 2006 by $492,913 (4.11%); and (iv) total stockholders' equity as of March 31, 2006 by $12,526 (0.17%)."

On September 19, the Company provided its independent accountants for its financial periods subject of the disclosures at Items 5 of the referenced Forms 10-QSB/A with its disclosures and requested that they furnish it with a letter to the Securities and Exchange Commission stating whether or not they agree with the disclosure. A copy of the responses of KPMG Somekh Chaikin and Lane Gorman Trubitt L.L.P. are filed herewith as Exhibits 99.1 and 99.2 respectively.

Item 9.01 Exhibits

Exhibit Index

99.1 Response letter dated September 25, 2006 from KPMG Somekh Chaikin

99.2 Response letter dated September 27, 2006 from Lane Gorman Trubitt, L.L.P.

SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 27, 2006

Zion Oil and Gas, Inc.

By: /s/ E A Soltero

Eugene A. Soltero
Chief Executive Officer